                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: March 10, 1997

                    CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1

    A New York                 Commission File             I.R.S. Employer
    Corporation                No. 333-08645               No. 13-7097632

                          c/o AT&T Capital Corporation
               44 Whippany Road, Morristown, New Jersey 07962-1983

                         Telephone Number (201) 397-3000

Item 5.  Other Events

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 03/10/97                         PAYMENT DATE:  03/17/97
COLLECTION PERIOD:  02/28/97


I.       INFORMATION REGARDING THE CONTRACTS

    1.   CONTRACT POOL PRINCIPAL BALANCE

         a.  Beginning of Collection Period                   $2,651,427,458.99
         b.  End of Collection Period                         $2,543,851,829.04
         c.  Reduction for Collection Period                  $  107,575,629.95

    2.   DELINQUENT SCHEDULED PAYMENTS

         a.  Beginning of Collection Period                    $  38,655,872.97
         b.  End of Collection Period                          $  39,842,148.80

    3.   LIQUIDATED CONTRACTS

         a.  Number of Liquidated Contracts with respect
             to Collection Period                                        572
         b.  Required Payoff Amounts of Liquidated
                Contracts                                      $   3,094,356.49
         c.  Total Reserve for Liquidation Expenses            $           0.00
         d.  Total Liquidation Proceeds Received(1)            $      64,750.26
         e.  Liquidation Proceeds Allocated to Owner Trust     $      43,387.33
         f.  Liquidation Proceeds Allocated to Depositor       $      21,362.93
         g.  Current Realized Losses                           $   3,050,969.16

    4.   PREPAID CONTRACTS

         a.  Number of Prepaid Contracts with respect
                to Collection Period                                   1,051
         b.  Required Payoff Amounts of Prepaid Contracts       $ 11,517,526.74

    5.   PURCHASED CONTRACTS (BY TCC)

         a.  Number of Contracts Purchased by TCC with
                respect to Collection Period                             0
         b.  Required Payoff Amounts of Purchased Contracts    $         0.00

    (1) Net of any addition to reserve for liquidation expenses.


    6.   DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                        ---------        ---------    ------------------   ---------------
                                                                           % OF AGGREGATE
                        NUMBER OF          % OF       AGGREGATE REQUIRED   REQUIRED PAYOFF
                        CONTRACTS        CONTRACTS      PAYOFF AMOUNTS        AMOUNTS
                        ---------        ---------    ------------------   ---------------
a.   Current             233,281            93.62%     2,434,603,146.93        94.23%
b.   31-60 days            9,230             3.70%        95,680,068.68         3.70%
c.   61-90 days            3,361             1.35%        25,037,585.04         0.97%
d.   91-120 days           1,613             0.65%        14,106,144.93         0.55%
e.   120+ days             1,689             0.68%        14,267,033.41         0.55%
f.   Total               249,174           100.00%    $2,583,693,978.99       100.00%


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 03/10/97                           PAYMENT DATE:  03/17/97
COLLECTION PERIOD: 02/28/97

    7.    HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS


--------------------------------------------------------------------------------------------------------
                    % of                     % of                    % of                   % of
                Aggregate Required     Aggregate Required     Aggregate Required     Aggregate Required
                  Payoff Amounts        Payoff Amounts          Payoff Amounts         Payoff Amounts
 Collection         31-60 Days             61-90 Days             91-120 Days             120+ Days
  Periods            Past Due               Past Due                Past Due               Past Due
---------------------------------------------------------------------------------------------------------
02/28/97            3.70%                  0.97%                      0.55%                  0.55%
01/31/97            3.27%                  0.97%                      0.49%                  0.40%
12/31/96            4.10%                  0.96%                      0.39%                  0.20%
11/30/96            3.49%                  0.83%                      0.34%                  0.00%
10/31/96            2.90%                  0.64%                      0.01%                  0.01%



 8.     HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                       ----------      ------------      ------------         -----------
                                                       3 COLLECTION      6 COLLECTION
                                         FEB-97           PERIODS            PERIODS          CUMULATIVE
                                       COLLECTION          ENDING            ENDING             SINCE
                                         PERIOD            FEB-97            FEB-97          CUT-OFF DATE
                                       ----------      ------------      ------------         -----------
a.   Number of Liquidated Contacts         572             1,425             1,626              1,626

b.   Number of Liquidated
     Contracts as a Percentage
     of Initial Contracts                 0.204%           0.508%            0.579%            0.579%

c.   Required Payoff Amounts of
     Liquidated Contracts             $3,094,356.49     $7,395,106.41    $8,335,995.40     $8,335,995.40

d.   Liquidation Proceeds Allocated
     to Owner Trust                     $ 43,387.33      $ 124,893.49    $  138,403.02     $  138,403.02

e.   Aggregate Current Realized
     Losses                           $3,050,969.16     $7,270,212.92    $8,197,592.38     $8,197,592.38

f.   Aggregate Current Realized
     Losses as a Percentage of
     Cut-off Date Contract Pool
     Principal Balance                    0.096%            0.228%           0.257%            0.257%


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 03/10/97                        PAYMENT DATE:  03/17/97
COLLECTION PERIOD: 02/28/97

II.  INFORMATION REGARDING THE SECURITIES

    1.   SUMMARY OF BALANCE INFORMATION

                                         Principal Balance     Class Factor as    Principal Balance     Class Factor as
                               Coupon   as of Mar. 17, 1997    of Mar.17, 1997   as of Feb. 18, 1997   of Feb. 18, 1997
 Class                          Rate        Payment Date         Payment Date      Payment Date          Payment Date
-------                        ------     ----------------     ---------------     ----------------     ---------------
a.   Class A-1 Notes            5.60%     $530,266,194.58         0.47134773       $634,354,609.26        0.56387076
b.   Class A-2 Notes            5.95%     $695,000,000.00         1.00000000       $695,000,000.00        1.00000000
c.   Class A-3 Notes            6.11%     $659,000,000.00         1.00000000       $659,000,000.00        1.00000000
d.   Class A-4 Notes            6.28%     $400,220,000.00         1.00000000       $400,220,000.00        1.00000000
e.   Class B Notes              6.57%     $178,500,000.00         1.00000000       $178,500,000.00        1.00000000
f.   Equity Certificates        6.75%     $113,508,430.82         0.89019707       $115,958,823.39        0.90941443
g.   Total                       N.A.   $2,576,494,625.40         0.80888826     $2,683,033,432.65        0.84233603

    2.   MONTHLY PRINCIPAL AMOUNT
        a.  Principal Balance of Notes and Equity Certificates
            (End of Collection Period)                                     $2,683,033,432.65
        b.  Contract Pool Principal Balance (End of Collection Period)     $2,543,851,829.04
        c.  Monthly Principal Amount                                       $  139,181,603.61

    3.   GROSS COLLECTIONS
        a.  Scheduled Payments Received                                    $ 110,871,206.77
        b.  Liquidation Proceeds Allocated to Owner Trust                  $      43,387.33
        c.  Required Payoff Amounts of Prepaid Contracts                   $  11,517,526.74
        d.  Required Payoff Amounts of Purchased Contracts                 $           0.00
        e.  Proceeds of Clean-up Call                                      $           0.00
        f.  Investment Earnings on Collection Account and Note
                Distribution Account                                       $     318,370.01
        g.  Extension Fees Allocated to Owner Trust                        $      36,032.06
        h.  Total Gross Collections (sum of (a) through (g))               $ 122,786,522.91

    4.   DETERMINATION OF AVAILABLE FUNDS
        a.  Total Gross Collections                                        $ 122,786,522.91
        b.  Withdrawal from Cash Collateral Account                        $           0.00
        c.  Total Available Funds                                          $ 122,786,522.91


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 03/10/97                           PAYMENT DATE:  03/17/97
COLLECTION PERIOD: 02/28/97

5.   APPLICATION OF AVAILABLE FUNDS

-----------------------------------------------------------------------------------------
             ITEM                                AMOUNT         REMAINING AVAILABLE FUNDS
-----------------------------------------------------------------------------------------
     a.   Total Available Funds                                      $122,786,522.91
     b.   Servicing Fee                         $2,761,903.60         120,024,619.31
     c.   Interest on Notes:
          i)   Class A-1 Notes                   2,960,321.51         117,064,297.80
          ii)  Class A-2 Notes                   3,446,041.67         113,618,256.13
          iii) Class A-3 Notes                   3,355,408.33         110,262,847.80
          iv)  Class A-4 Notes                   2,094,484.67         108,168,363.13
          v)   Class B Notes                       977,287.50         107,191,075.63

     d.   Interest on Equity
          Certificates                             652,268.38         106,538,807.25
     e.   Principal of Notes and
          Equity Certificates:
          i)   Class A-1 Notes                 104,088,414.68           2,450,392.57
          ii)  Class A-2 Notes                           0.00           2,450,392.57
          iii) Class A-3 Notes                           0.00           2,450,392.57
          iv)  Class A-4 Notes                           0.00           2,450,392.57
          v)   Class B Notes                             0.00           2,450,392.57
          vi)  Equity Certificates               2,450,392.57                   0.00
     f.   Deposit to Cash
          Collateral Account                             0.00                   0.00
     G.   Amount to be applied in
          accordance with CCA
          Loan Agreement                                 0.00                   0.00
     H.   Balance, if any, to Equity
          Certificates                                   0.00                   0.00


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 03/10/97                           PAYMENT DATE:  03/17/97
COLLECTION PERIOD: 02/28/97

III.     INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

    1.   BALANCE RECONCILIATION

        ------------------------------------------------            ------------
                                                                      MARCH 1997
                          ITEM                                       PAYMENT DATE
        ------------------------------------------------            ------------
     a. Available Cash Collateral Amount (Beginning)                $207,040,000
     b. Deposits to Cash Collateral Account                                 0.00
     c. Withdrawals from Cash Collateral Account                            0.00
     d. Releases of Cash Collateral Account Surplus
        (Excess, if any of (a) plus (b) minus (c)  over (f))                0.00
     e. Available Cash Collateral Amount (End)
        (Sum of (a) plus (b) minus (c) minus (d))                   $207,040,000
     f. Requisite Cash Collateral Amount                            $207,040,000
     g. Cash Collateral Account Shortfall
        (Excess, if any, of (f) over (e))                                   0.00
    2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
     a. For Payment Dates from, and including, the
        November 1996 Payment Date
        to, and including, the October 1997
        Payment Date
        1) Initial Cash Collateral Amount                           $207,040,000
     b. For Payment Dates from, and including, the
        November 1997 Payment Date
        until the Final Payment Date, the sum of
        1) 8% of the Contract Pool Principal Balance                        0.00
        2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance                                  0.00
        3) Total                                                            0.00
     c. Floor equal to the lesser of
        1) 2% of Cut-Off Date Contract Pool Principal
           Balance ($63,704,600); and
        2) the Aggregate Principal Balance of the Notes
            and the Equity Certificate Balance                     $  63,704,600
     d. Requisite Cash Collateral Amount                           $ 207,040,000
    3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
         a. Interest Shortfalls                                             0.00
         b. Principal Deficiency Amount                                     0.00
         c. Principal Payable at Stated Maturity Date of
             Class of Notes or Equity Certificates                          0.00
         d. Total Cash Collateral Account Withdrawals                       0.00

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 03/10/97                            PAYMENT DATE:  03/17/97
COLLECTION PERIOD: 02/28/97

IV.  INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


---------------     -------------     -------------     -------------     -------------     -------------     -------------
 Distribution         Class A-1         Class A-2         Class A-3         Class A-4          Class B            Equity
   Amounts              Notes             Notes             Notes             Notes             Notes          Certificates
---------------     -------------     -------------     -------------     -------------     -------------     -------------

1. Interest Due   $  2,960,321.51     $3,446,041.67     $3,355,408.33     $2,094,484.67      $977,287.50     $  652,268.38

2. Interest Paid  $  2,960,321.51     $3,446,041.67     $3,355,408.33     $2,094,484.67      $977,287.50     $  652,268.38

3. Interest
   Shortfall
 ((1) minus (2))  $          0.00     $        0.00     $        0.00     $        0.00      $      0.00     $        0.00

4. Principal
   Paid           $104,088,414.68     $        0.00     $        0.00     $        0.00      $      0.00     $2,450,392.57

5. Total
   Distribution
   Amount
  ((2) plus (4))  $107,048,736.19     $3,446,041.67     $3,355,408.33     $2,094,484.67      $977,287.50     $3,102,660.95

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 03/10/97                           PAYMENT DATE:  03/17/97
COLLECTION PERIOD: 02/28/97

V.   INFORMATION REGARDING OTHER POOL CHARACTERISTICS


------------------                ------------------  ------------------
                                      AS OF END           AS OF END
                                      OF FEB-97           OF JAN-97
                                      COLLECTION          COLLECTION
ITEM                                    PERIOD              PERIOD
------------------                ------------------  ------------------
1.   ORIGINAL CONTRACT
     CHARACTERISTICS

     a. Original Number of Contracts    280,634
     b. Cut-Off Date Contract
        Pool Principal Balance          $3,185,229,329
     c. Original Weighted Average
        Remaining Term                  38.6 months
     d. Weighted Average
        Original Term                   56.1 months

2.   CURRENT CONTRACT CHARACTERISTICS
     a. Number of Contracts             249,174          256,200
     b. Average Contract
        Principal Balance               $10.209.14       $10,349.05
     c. Weighted Average
        Remaining Term                  35.4 months      36.0 months

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 03/10/97                            PAYMENT DATE:  03/17/97
COLLECTION PERIOD: 02/28/97

VI.   Capita Equpiment Receivables Trust 1996-1 Prepayment Speeds


           Since Issue

Period                     CPR
-----------------     -------------
    0   Oct-96

    1   Nov-96          10.866%

    2   Dec-96          7.964 %

    3   Jan-97          8.606 %

    4   Feb-97          8.254 %*

    5   Mar-97          7.615 %


*Restated from 7.185% due to a keying error.

                              Servicer Certificate

     The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") Under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on March 17, 1997.

     This Certificate shall constitute the Servicer's Certificate as required by
Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

Ramon Oliu, Jr.
------------------------------
By: Ramon Oliu, Jr.

Vice President and Controller

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        AT&T CAPITAL CORPORATION

                                               Ramon Oliu, Jr.
                                               ------------------------------
                                           By: Ramon Oliu, Jr.
                                               Vice President and Controller

March 17, 1997